UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2012

The Finish Line, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3308 North Mitthoeffer Road Indianapolis, Indiana		46235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317-899-1022

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 29, 2012, The Finish Line, Inc. issued a press release discussing its results of operations for the thirteen weeks ended June 2, 2012, and its financial condition as of June 2, 2012.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued June 29, 2012, regarding results of operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

June 29, 2012	By:	/s/ Edward W. Wilhelm
	Name:	Edward W. Wilhelm
	Title:	Executive Vice President, Chief Financial Officer

3